Exhibit 99.2

Actelis Receives Order from Major German Municipal Utilities Company

New order continues Actelis’ international expansion within smart city critical infrastructure networks, highlighting the trust that leading infrastructure providers place in Actelis’ cutting-edge solutions

FREMONT, Calif., June 28, 2024 — Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT applications, today announced that it has received an initial order, as part of a larger project, to provide a municipal utilities company in a major German city, with its advanced hybrid-fiber networking solution. The order was placed by a local partner of Actelis in Germany.

Municipal utility companies are essential for providing residents and businesses with critical services such as natural gas, electricity, and water. These services rely on a robust and secure telecommunications network to maintain optimal system performance. Actelis’ hybrid-fiber network devices enable connectivity for IoT devices within these networks, such as monitoring sensors, facilitating data transport over long distances for system performance analysis.

For this project, the municipal utility company will utilize Actelis’ solution to achieve gigabit speeds over existing copper or fiber infrastructure, allowing for immediate deployment without the need for new wiring. The device features strong encryption to protect the network from cyber-attacks that could disrupt energy and water distribution.

“We are proud to continue deploying our systems to make cities smarter, better equipped, and more secure around the world,” said Tuvia Barlev, Chairman and CEO of Actelis. “Utilities networks like this one need a way to quickly expand their IoT footprint, and we help them do that immediately without high engineering costs and without compromising security. The IoT industry is fast growing and will require advanced cyber protection. Whether it be airport infrastructure or smart city critical infrastructure, Actelis’ technology has a critical role to play in ensuring secure and efficient operations.”

In recent years, Actelis has successfully assisted numerous companies in the German energy sector in maximizing their operations and enhancing service delivery.

###

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

###

Media Contact:

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact:

Kirin Smith

PCG Advisory, Inc.

Ksmith@pcgadvisory.com